RUDOLPH TECHNOLOGIES

Process. Control. Yield.

Investor Presentation

Paul McLaughlin, Chairman & CEO
Steven Roth, CFO
May 2012

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act") which include the benefit to customers of Rudolph's products and customer service, business momentum and future growth, Rudolph's ability to successfully innovate and develop new technologies and product, Rudolph's expectations about our financial performance as well as other matters that are not purely historical data. Rudolph wishes to take advantage of the "safe harbor" provided for by the Act and cautions that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Rudolph's control. Such factors include, but are not limited to, Rudolph's ability to develop, deliver and support a broad range of products, expand its markets and develop new market, the strength/weakness of the back-end and/or front-end semiconductor market segments and fluctuations in customer capital spending. Additional information and considerations regarding the risks faced by Rudolph are available in Rudolph's Form 10-K report for the year ended December 31, 2011 and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Rudolph's current expectations, the company cannot guarantee any related future results, levels of activity, performance or achievements. Rudolph does not assume any obligation to update the forward-looking information contained in this presentation.

Rudolph Technologies Markets

Process Control Market Growing Faster than Overall Industry



Software
10%
Metrology
30%
Inspection
60%
Back-end
40%
Front-end
60%

TTM Revenue = $182M

Evolution – Building, Diversifying & Growing

Successful M&A

A core competence



2010- Yield Dynamics (MKSI)
Parametric analysis and Data Mining Software
2009 - Adventa Control Technologies Inc.
Process control software complements RTEC's existing process analysis software = total solution
2008 - RSVI Inspection
Industry-leading 3D technology, complements RTEC's industry-leading 2D technology
2007- Applied Precision-Semiconductor Division
Expanded reach across test floor-- #1 in probe card test & analysis
2006 - August Technology
Expanded front-end macro presence and entered back-end inspection
2002- ISOA
Entered macro defect inspection market
1999
100% Metrology
Inspection
Metrology
Software

Proven track record with synergistic and value-added partnerships

Rudolph Organic Growth Strategy

- **Making continued R&D investments to assure RTEC is:**
  - Well positioned across technology inflections:
    - Front end node changes at key customers
    - Back end advanced packaging solutions
  - Positioning itself for future market share growth

- **Conducting Joint Development Programs (JDP) with:**
  - OSAT suppliers for Advanced Packaging Solutions
  - Memory suppliers for next gen macro defect solutions
  - Logic suppliers and consortia for 450mm

Rudolph Inorganic Growth Strategy

Growth via M&A in (1) existing Process Control markets; and (2) adjacent back-end and front-end markets

Semiconductor Capital Equipment


Non Addressable Market
BE
FE
IBU
MBU
DARBU
Process Control

M&A

Increase TAM

More important supplier to our customers

How big is the opportunity in Back-End

Advanced Packaging is very BIG for Rudolph

I will demonstrate

Advanced Packaging = Target Rich Market for RTEC

- **Wafer Level Packaging (WLP) is reaching an inflection point:**
  - Challenges of scaling are evident as I/O density increases.

- **WLP allows greater number of chip-to-chip connections and is becoming necessary at the leading edge of Advanced Packaging.**

Rudolph Vision

Rudolph Technologies Vision

Planned profitable growth

Be a clear leader by offering customers
***"best-of-breed" solutions* in our chosen niches**
and
Maintain the *scope* and *scale* necessary
to provide world-class customer support

A desired investment

Global Presence with Local Support



Washington
Oregon
Inspection (MN)
Texas
New York
Data Analysis (MA)
Metrology (NJ)
UK
Germany
France
Korea
Japan
China
Taiwan
Singapore

- Local sales support
- Local service support
- Local applications support

Headcount

"Best of Breed Engineering ≈ 36%

Distribution Network ≈ 39%

Production, Finance, Legal and all other ≈ 25%

RUDOLPH TECHNOLOGIES

Our Markets and Market Share

Market Segment	Share Position
FE Macro Defect Inspection	#2
BE Macro Defect Inspection	#1
FE Transparent Film Metrology	#2
FE Opaque Film Metrology	#1
BE Probe Card Test & Analysis	#1
Data Analysis BE & FE	#2
LED & PV	New to market

Legend: Front end (blue); Back end (green)

Gartner 2012

What are the Key Drivers for Rudolph Today?

- ***Anything wireless*** – cell phones, smart phones, WiFi, etc.
  - Mobile communications
  - Most personal electronics have WiFi chips
- ***Anything Apple*** – iPad, iPod, iPhone, iMac, etc
  - APPL driving our FE and BE customers e.g Samsung, TSMC, Qualcomm
- ***Anything Automotive*** –strict out going QA inspection requirements
  - Think MEMS for air bag sensors – you want it to work 100% of the time
- ***And*** leading edge technologies
  - **Front end semi:** 28nm - 40nm geometry devices and below
  - **Back end semi:** Advanced packaging: eWLB, TSV, stacked packages
  - **Other:** LED's, PV

Financial Summary


NASDAQ

Structured for Earnings Leverage

	2012 Q1	2012 Forecast	LT Target
Gross Margin	52%	53-54%	55-56%
Operating Income	10%	17-18%	
Non-GAAP Op Income	13%	20-21%	Mid 20%

- Driving gross margin improvement
- New product margins – leveraging into Advance Packaging / Back-End market
- New markets for existing products – *Meta*PULSE for under bump metallization (UBM) and redistribution layers (RDL)
- Leveraging higher revenues over strong international infrastructure

Non-GAAP Operating Income excludes restructuring, stock-based compensation and other non-recurring charges.

2012 Accelerating Growth



Revenue
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2 (F)
2010
2011

TTM Revenue: $182.3M **TTM eps: Non-GAAP $0.74, GAAP $0.63**

(F) Forecast mid-point of guidance range.

Balance Sheet - Highlights

($ IN MILLIONS)	March 31, 2012
Cash and Investments	$173.7M
Working Capital	$239.8
Fixed Assets	$11.1
Total Assets	$313.1
Long-Term Debt	$47.1
Shareholders' Equity	$225.0

Strong balance sheet enables the execution of both our organic and inorganic investment plans and demonstrates to our customers our ability to provide world class support.

Strong Cash Position - Minimizes Impact of Downturns

Cash and Investments

- Track record of generating positive cash flow
- History of using cash or cash and stock to fund M&A activities to minimize dilution
- Ability and commitment to invest in R&D even during downturns
- TTM cash from operations @ $42M
- $4.32 net cash per share at 3/31/12



($ in millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Senior Note
$50.3M
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2010
2011
2012

2Q 2012 – Guidance

- **Revenue**
- Q2 revenue to be up 15% to 20%% ($52.6M and $54.7M).

- **Earnings**
- Q2 Non-GAAP eps of $0.16 to $0.17 per share
- Q2 GAAP eps of $0.13 to $0.14 per share

- **2012**
- *"We have a substantial and expanding portfolio of products that give us full-cycle balance; and we believe that balance may well lead to market outperformance and a record revenue year for Rudolph in 2012."*

Summary

	Investment	*Financial*
1	Broadly diversified Front-End & Back-End solutions	Achieving strong results in revenue and profit
2	Successful track record and competency executing M&A	Track record of generating positive operating cash flows
3	Leveraged to hi-growth Advanced Packaging market	Strong balance sheet - getting stronger
4	Leading positions in major market segments	Structured for operating and earnings leverage

RUDOLPH TECHNOLOGIES

Process. Control. Yield.

Thank You